UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015

VULCAN MATERIALS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive

Birmingham, Alabama 35242

(Address of principal executive offices) (zip code)

(205) 298-3000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance of $400,000,000 aggregate principal amount of 4.50% Notes due 2025 by Vulcan Materials Company (the “Company”) on March 30, 2015, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-202769) (the “Registration Statement”).

(d)	Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2015, between Vulcan Materials Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters.

4.1	Fifth Supplemental Indenture, dated as of March 30, 2015, between Vulcan Materials Company and Regions Bank, as Trustee.

5.1	Opinion of Lowenstein Sandler LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Lowenstein Sandler LLP (included as part of Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: March 30, 2015	By:	/s/ Michael R. Mills
	Name:	Michael R. Mills
	Title:	Sr. Vice President and General Counsel